Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Devonshire Resources Ltd. (the “Company”) on Form 20-F for the fiscal year ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy Crowhurst, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Timothy Crowhurst
Timothy Crowhurst,
Chief Executive Officer

December 12, 2007